Exhibit 99.03

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                    May, 1999
           Series 1999-02, REMIC Multi-Class Pass-Through Certificates


Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                       $     236,988.48
                                                                  --------------
        (b)    Interest                                        $   1,701,765.10
                                                                  --------------
        (c)    Total                                           $   1,938,753.58
                                                                  --------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                       $     224,109.31
                                                                  --------------
        (b)    Interest                                        $   1,614,135.18
                                                                  --------------
        (c)    Total                                           $   1,838,244.49
                                                                  --------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                       $      12,879.17
                                                                  --------------
        (b)    Interest                                        $      87,629.92
                                                                  --------------
        (c)    Total                                           $     100,509.09
                                                                  --------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                       $      53,982.48
                                                                  --------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                       $   2,842,426.74
                                                                  --------------
        (b)    Interest                                        $      17,586.59
                                                                  --------------
        (c)    Total                                           $   2,860,013.33
                                                                  --------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                       $           0.00
                                                                  --------------
        (b)    Interest                                        $           0.00
                                                                  --------------
        (c)    Total                                           $           0.00
                                                                  --------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                       $           0.00
                                                                  --------------
        (b)    Interest                                        $           0.00
                                                                  --------------
        (c)    Total                                           $           0.00
                                                                  --------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                          $           0.00
                                                                  --------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                                 $          0.00
                                                                 ---------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                        $          0.00
                                                                 ---------------
        (b)    Interest                                         $          0.00
                                                                 ---------------
        (c)    Total                                            $          0.00
                                                                 ---------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                        $          0.00
                                                                 ---------------
        (b)    Interest                                         $          0.00
                                                                 ---------------
        (c)    Total                                            $          0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                       $284,725,966.93
                                                                 ---------------

13.     Available Funds:                                        $  4,689,062.89
                                                                 ---------------

14.     Realized Losses for prior month:                        $          0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                    $           0.00
                                                                  --------------

17.      Compensating Interest Payment:                        $       3,986.65
                                                                  --------------

18.      Total interest payments:                              $   1,555,665.20
                                                                  --------------

19. Interest
                              Unpaid Class
      Accrued Certificate  Interest Shortfalls    Interest
Class      Interest                                Payable        Pay-out Rate
-----      --------        -------------------     -------        ------------
R     $             0.00   $              0.00   $         0.00   %0.000000000
PO    $             0.00   $              0.00   $         0.00   %0.000000000
A1    $     1,241,029.87   $              0.00   $ 1,241,029.87   %6.500000011
A2    $        88,421.67   $              0.00   $    88,421.67   %6.500000245
A3    $       148,010.42   $              0.00   $   148,010.42   %6.500000146
A4    $        10,833.33   $              0.00   $    10,833.33   %6.499998000
M     $        33,285.39   $              0.00   $    33,285.39   %6.500000441
B1    $        11,891.89   $              0.00   $    11,891.89   %6.500001351
B2    $         7,132.97   $              0.00   $     7,132.97   %6.500000592
B3    $         7,922.52   $              0.00   $     7,922.52   %6.500002342
B4    $         3,174.41   $              0.00   $     3,174.41   %6.499990385
B5    $         3,962.73   $              0.00   $     3,962.73   %6.499993630

20.      Principal Distribution Amount:                        $   3,133,397.69
                                                                  --------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution       Accrual Amount
                                 ----------------------       --------------
        Class R                  $                 0.00       $        0.00
        Class PO                 $               905.40       $        0.00
        Class A1                 $         3,122,256.07       $        0.00
        Class A2                 $                 0.00       $        0.00
        Class A3                 $                 0.00       $        0.00
        Class A4                 $                 0.00       $        0.00
        Class SUP                $                 0.00       $        0.00
        Class M                  $             5,057.40       $        0.00
        Class B1                 $             1,806.86       $        0.00
        Class B2                 $             1,083.79       $        0.00
        Class B3                 $             1,203.75       $        0.00
        Class B4                 $               482.32       $        0.00
        Class B5                 $               602.10       $        0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

24.     Subordinate Certificate Writedown Amount:             $            0.00
                                                                 ---------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                  B1        $              0.00     $              0.00
                  B2        $              0.00     $              0.00
                  B3        $              0.00     $              0.00
                  B4        $              0.00     $              0.00
                  B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                              $           0.00
                                                                  --------------

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
         Class-B1        X
         Class-B2        X
         Class-B3        X
         Class-B4        X
         Class-B5        X

 2.     Base Servicing Fee amount:                              $     59,972.38
                                                                     -----------

 3.     Supplemental Servicing Fee amount:                      $    104,876.62
                                                                     -----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                     -----------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:           % 95.669382     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 6.     Group I Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 7.     Group II Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 8.     Senior Prepayment Percentage:
                                     %100.000000     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 11.    Junior Percentage:           %  4.330618
                                      -----------

 12.    Junior Prepayment Percentage:
                                     %  0.000000
                                      -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                                     Tim Neer
                                                     Vice President
                                                     Investor Operations